UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 24, 2023

FINTECH ECOSYSTEM DEVELOPMENT CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40914	86-2438985
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Springhouse Drive, Suite 204, Collegeville, PA	19426
(Address of principal executive offices)	(Zip Code)

(610) 226-8101

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, one right and one-half of one redeemable warrant	FEXDU	The Nasdaq Capital Market
Class A common stock, par value $0.0001 per share	FEXD	The Nasdaq Capital Market
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	FEXDW	The Nasdaq Capital Market
Rights included as part of the units	FEXDR	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As previously announced, on September 9, 2022, Fintech Ecosystem Development Corp., a Delaware corporation (the “Company”), entered into a Business Combination Agreement (the “Business Combination Agreement”) by and among the Company, Monisha Sahni of Flat No. 104, Sharjah Main City, Shk Majed Bin Saqr Al Qasimi St Sharjah - 500001 UNITED ARAB EMIRATES (“Sahni”), Rachna Suneja of 2470, Hudson Line, Kingsway Camp, GTB Nagar, Delhi - 110009 INDIA (“Suneja”), Ritscapital, LLC, a limited liability company organized in the United Arab Emirates (“RITS” and collectively, the “Members”), and Sahni as representative of the Members (“Member Representative”). The transactions contemplated by the Business Combination Agreement are hereinafter referred to as the “Business Combination.”

As previously disclosed, on May 12, 2023, the Company terminated that certain Business Combination Agreement, dated as of September 9, 2022 (the “Rana Agreement”), by and among the Company, Fama Financial Services, Inc., Rana Financial, Inc. (“Rana”), and David Kretzmer, as the representative of the shareholders of Rana. The Rana Agreement was terminated with immediate effect pursuant to Section 9.01(h) of the Rana Agreement, which permits such termination if certain required financial statements (together with an unqualified report therein of the auditors of Rana and its subsidiaries, if applicable) are not delivered on or before the deadlines specified in the Rana Agreement.

On May 24, 2023, the Company, Sahni, Suneja, RITS, and the Member Representative entered into the First Amendment to the Business Combination Agreement (the “First Amendment”). The First Amendment amends the Business Combination Agreement to (i) remove the requirement that the Rana Agreement be consummated in connection with the Business Combination, (ii) remove other references to the Rana Agreement, and (iii) make changes to the board of directors of the Company that shall be appointed as of the Business Combination.

The foregoing description of the First Amendment is qualified in its entirety by reference to the First Amendment, a copy of which is attached as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

2.1	First Amendment to Business Combination Agreement, dated as of May 24, 2023, by and among Fintech Ecosystem Development Corp., Sahni, Suneja, RITS, and the Member Representative.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINTECH ECOSYSTEM DEVELOPMENT CORP.

By:	/s/ Saiful Khandaker
Name:	Saiful Khandaker
Title:	Chairman and Chief Executive Officer

Date: May 26, 2023

2